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                                                                    EXHIBIT 23.2


                          CONSENT OF ERNST & YOUNG LLP



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1996, in the Registration Statement (Form S-1 No. 333-10491) and related Prospectus of Guitar Center Inc. dated March 10, 1997.


                                          ERNST & YOUNG LLP


Los Angeles, California
April 18, 1997